Exhibit 10.2

VOTING AGREEMENT

           This Voting Agreement, dated as of August [ ], 2015, (this “Agreement”), is entered into by and among S. Chris Herndon, an individual (“Voting Proxy”), and the undersigned stockholder of Hydrocarb Energy Corp. (the “Stockholder” and the “Company”), each a “Party” and collectively the “Parties”.

RECITALS:

A.	The Stockholder currently owns that number of shares of the common stock of the Company as set forth on the signature page hereof (collectively, the “Shares”); and

B.
The Stockholder desires to provide Voting Proxy a voting proxy to vote the Shares at any meeting of the Company, pursuant to any consent to action without meeting of the Company, and/or any other event which may require or may allow for the vote of the Shares, pursuant to the terms and conditions below.

NOW, THEREFORE, for $10 and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.           The Shares. Any interest or other voting securities, or the voting rights relating thereto, of the Company that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Stockholder, other than the Shares, at any time during the term of this Agreement as (a) a result of the ownership of the Shares whether issued incident to any split, dividend, conversion, increase in capitalization, recapitalization, merger, consolidation, reorganization, or other transaction; and (b) any additional voting shares or other voting securities of the Company, or the voting rights relating thereto, that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Stockholder from time to time during the Term of this Agreement; shall be included within the term “Shares” as used herein and shall be subject to the terms of this Agreement.

2.           Due Authority. The Stockholder represents that he has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against him in accordance with its terms.

3.           No Conflict; Consents.

(a)           The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, require any consent, approval, authorization or permit of, filing with (except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or notification to, any government or regulatory authority by the Stockholder.

Voting Agreement

(b)           No other person or entity has, or will have during the Term (as defined below), any right, directly or indirectly, to vote or control or affect the voting of the Shares.

4.           Title to Shares; Certificate Form. Stockholder is owner of the Shares free and clear of any proxy or voting restriction other than pursuant to this Agreement; and has sole voting power with respect to the Shares.

5.           Covenants of Stockholder. Stockholder hereby covenants and agrees as follows:

(a)           Transfer of Shares. During the Term (as defined below) Stockholder shall not, and shall not permit anyone else to, (i) sell, transfer, encumber, pledge, assign or otherwise dispose of any of the Shares, (ii) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto, or (iii) enter into any contract, option or other legally binding undertaking providing for any transaction provided in (i) or (ii) hereof (each a “Transaction”), unless (A) the Shares are sold in the open market, or in an arms-length transaction with a non-affiliated party which transaction(s) the Stockholder shall have the right, without required approval of the Voting Proxy, and without limitation, to affect during the Term; (B) such Stockholder has received the prior written authorization for such Transaction from Voting Proxy; or (C) unless the proposed transferee or pledgee shall have entered into a written agreement with Voting Proxy, containing terms and conditions satisfactory to Voting Proxy, in which such transferee or pledgee shall agree to be bound by all the terms and conditions of this Agreement.

(b)           Proxy. Stockholder, by this Agreement, hereby constitutes and appoints Voting Proxy, with full power of substitution, during and for the Term, as Stockholder’s true and lawful attorney and irrevocable proxy, for and in Stockholder’s name, place and stead, to vote the Shares owned or held by Stockholder as Stockholder’s proxy in connection with the election or removal of the Board Percentage of the directors of the Company, in all proceedings in which the vote or written consent of Stockholder may be required or authorized by law during the Term (including, but not limited to actual meetings of the Stockholder of the Company and written consents to action) regardless of whether such Stockholder actually attends any applicable meeting or signs any applicable consent, or not. Stockholder intends the foregoing proxy to be, and it shall be, irrevocable and coupled with an interest during the Term. All action to be taken on any question shall be determined by Voting Proxy, in his sole discretion. The “Board Percentage” equals a number of members of the board of directors of the Company equal to the then total members (or positions open for nomination) of the Company’s Board of Directors multiplied by 0.6666 and rounded up to the nearest whole number.  For example, if the Company has three (3) directors, the Voting Proxy will have the right to vote the Shares to appoint (or remove) two (2) of the three (3) directors (three (3) directors multiplied by 0.6666 = two (2)). For the sake of clarity, and in an abundance of caution, the Stockholder shall have the right, in his sole discretion to vote the Shares for any remaining directors not covered by the Board Percentage or for any other proposals voted upon by the stockholders of the Company or for which the vote of stockholders is requested at any meeting or in connection with any action(s) taken via written consent.

Voting Agreement

(c)                 Term. For the purposes of this Agreement, “Term” means the period from the date that the persons who have purchased restricted common stock from Kent P. Watts, pursuant to the Stock Purchase Agreement dated on or around the date hereof, have purchased in aggregate (including shares sold pursuant to the Stock Purchase Agreement) $1 million of shares of common stock from Mr. Watts (the “Minimum Purchase”) until the earlier of (a) August 19, 2017; (b) the due date of a convertible promissory note that Mr. Herndon (or any entity which Mr. Herndon is deemed to beneficially own), directly or indirectly, purchases from the Company in the Company’s ongoing private placement of convertible promissory notes, which convertible promissory notes are convertible into the Company’s common stock at a conversion price of $0.75 per share; and (c) the date that Voting Proxy provides the Stockholder at least ten (10) days written notice of his intent to terminate this Agreement.  For the sake of clarity and in an abundance of caution, this Agreement shall be of no force and effect until or unless the Minimum Purchase is made and shall be of no force and effect unless the Minimum Purchase is made by September 21, 2015 (the “Deadline”).  In the event the Minimum Purchase is not made by the Deadline, this Agreement and all rights hereunder shall expire and terminate.

(d)                 Agreements. Stockholder agrees that he will not enter into any agreement or understanding with any person or entity or take any action during the Term which will permit any person or entity to vote or give instructions to vote the Shares in any manner inconsistent with the terms of this Agreement. Stockholder further agrees to take such further action and execute and deliver, and cause others to execute and deliver such other instruments as may be necessary to effectuate the intent of this Agreement, including without limitation, proxies and other documents permitting Voting Proxy to vote the Shares or to direct the record owners thereof to vote the Shares in accordance with this Agreement (including where and if applicable, receiving voting proxies from or providing voting proxies to, the Stockholder’s brokers). Without limiting the foregoing, Stockholder shall deliver to Voting Proxy a duly executed Voting Proxy in the form attached hereto as Exhibit A simultaneously with the execution hereof.

(e)                 Legend. At the request of Voting Proxy, the Stockholder shall promptly provide all certificates evidencing the Shares to the Company’s transfer agent for reissuance with a legend describing this Voting Agreement, and the restrictions on Transfer of the Shares as described herein.

Voting Agreement

6.           Reservation of Rights. All other rights and privileges of ownership of the Shares shall be reserved to and retained by Stockholder, except to the extent expressly set forth herein.

7.           Specific Performance. Each Party hereto acknowledges that a remedy at law for any breach or attempted breach of terms and provisions of this Agreement may be inadequate, and such Parties therefore agree that the non-breaching Party shall be entitled to specific performance and injunctive and other equitable relief in the event of any such breach or attempted breach.

8.           Successors and Assigns. This Agreement shall be binding upon the Parties hereto and their respective heirs, legal representatives, successors and permitted assigns.  The Voting Proxy shall have no right to assign his rights under this Agreement to any other person.

9.           Waiver. The waiver by either Party to this Agreement of a breach or violation or any provision hereof shall not operate as or be construed to be a waiver of any subsequent breach hereof.

10.           Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Texas. In the event of a dispute concerning this Agreement, the Parties agree that venue lies in a court of competent jurisdiction in Harris County, Texas.

11.           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

12.           Amendment. No modification, amendment, addition to, or termination of this Agreement, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and signed by all the Parties hereto.

13.           Entire Agreement. This Agreement constitutes the sole and only agreement of the Parties hereto and supersedes any prior understanding or written or oral agreements between the Parties respecting the subject matter hereof.

14.           Review and Construction of Documents. The Parties each represent, that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

Voting Agreement

15.           Construction. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) reference to a particular statute, regulation or Law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); and (xi) the paragraph and section headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement.

16.           Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Voting Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the date set forth below, to be effective as provided above.

(“Stockholder”)

By: /s/ Kent P. Watts

Printed Name: Kent P. Watts

Shares of common stock of the Company held: 5,613,618 1

Date: 8/25/2015

(“Voting Proxy”)

/s/ S. Chris Herndon
S. Chris Herndon

Date: 8/25/15

1 If held indirectly, please spell out name of holder of Shares and Shares held by each indirect party.

Voting Agreement

EXHIBIT A
VOTING PROXY

The undersigned stockholder (the “Stockholder”) of common stock of Hydrocarb Energy Corp., a Nevada corporation (the “Company”), who beneficially owns that number of shares of the common stock (the “Shares”) of the Company as set forth below, of the date hereof, hereby appoints S. Chris Herndon, as proxy (the “Proxy”), with full power of substitution, for and in the name of the undersigned, to vote the Shares (and such other shares as he may come to own or have voting control over, as described in greater detail in the Voting Agreement, which this Voting Proxy is attached to as Exhibit A), as his proxy in all proceedings in which the vote or written consent of Stockholder may be required or authorized by law (including, but not limited to actual meetings of the Stockholder of the Company and written consents to action), as if the undersigned were present and voting such Shares, in connection with the election or removal of the Board Percentage of the directors of the Company, in his sole discretion as the Stockholder’s true and lawful attorney and irrevocable proxy, for and in Stockholder’s name, place and stead, to vote the Shares owned or held by Stockholder as Stockholder’s proxy regardless of whether such Stockholder actually attends any applicable meeting or signs any applicable consent, or not in connection with the Board Percentage.  The “Board Percentage” equals a number of members of the board of directors of the Company equal to the then total members (or positions open for nomination at the applicable meeting or as of the applicable consent) of the Company’s Board of Directors multiplied by 0.6666 and rounded up to the nearest whole number.  For example, if the Company has three (3) directors, the Voting Proxy will have the right to vote the Shares to appoint (or remove) two (2) of the three (3) directors (three (3) directors multiplied by 0.6666 = two (2)). All action to be taken on any question shall be determined by Proxy, in his sole discretion. For the sake of clarity, and in an abundance of caution, the Stockholder shall have the right, in his sole discretion to vote the Shares for any remaining directors not covered by the Board Percentage or for any other proposals voted upon by the stockholders of the Company or for which the vote of stockholders is requested at any meeting or in connection with any action(s) taken via written consent.
The undersigned hereby affirms that this Proxy is coupled with an interest and ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof. This Voting Proxy shall be in effect during the Term. “Term” means the period from the date that the persons who have purchased restricted common stock from Kent P. Watts, pursuant to the Stock Purchase Agreement dated on or around the date hereof, have purchased in aggregate (including shares sold pursuant to the Stock Purchase Agreement) $1 million of shares of common stock from Mr. Watts (the “Minimum Purchase”) until the earlier of (a) August 19, 2017; (b) the due date of a convertible promissory note that Mr. Herndon (or any entity which Mr. Herndon is deemed to beneficially own), directly or indirectly, purchases from the Company in the Company’s ongoing private placement of convertible promissory notes, which convertible promissory notes are convertible into the Company’s common stock at a conversion price of $0.75 per share; and (c) the date that the Proxy provides the Stockholder at least ten (10) days written notice of his intent to terminate this Voting Proxy.  For the sake of clarity and in an abundance of caution, this Voting Proxy shall be of no force and effect until or unless the Minimum Purchase is made and shall be of no force and effect unless the Minimum Purchase is made by September 21, 2015 (the “Deadline”).  In the event the Minimum Purchase is not made by the Deadline, this Voting Proxy and all rights hereunder shall expire and terminate.

Executed this __________ day of August, 2015.

By:_______________________

Printed Name:_________________

_________________ shares of Common Stock 2

2 If held indirectly, please spell out name of holder of Shares and Shares held by each indirect party.

Voting Agreement